UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2013

INTERMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29801	94-3296648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3280 Bayshore Boulevard

Brisbane, CA 94005

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 466-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)

On February 25, 2013, InterMune, Inc. (the “Company”), in consultation with the Company’s independent registered public accounting firm, Ernst & Young LLP, concluded that restatements are required to its previously reported financial results for the three and six month periods ended June 30, 2012 and three and nine month periods ended September 30, 2012. The Company has also determined to restate its previous presentation of its comparable financial results for the three and six month periods ended June 30, 2011 and the three and nine month periods ended September 30, 2011 as stated in the Company’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2012 and September 30, 2012. The restatements will have no impact on the Company’s consolidated net income or loss or the consolidated statements of cash flows for either of the full years ended December 31, 2012 and 2011, and it will also have no impact on the Company’s consolidated balance sheets or consolidated statements of stockholders’ equity at either December 31, 2012 or 2011.

The restatements for the three and six month periods ended June 30, 2012 and three and nine month periods ended September 30, 2012 relate to a failure to correctly record an intraperiod tax allocation resulting from the Company’s sale on June 19, 2012 of its worldwide development and commercialization rights to the pharmaceutical product containing Interferon Gamma-1b sold under the tradename Actimmune. Under Accounting Standards Codification (ASC) 740, accounting for income taxes, intraperiod tax allocation rules require that the provision for income taxes be allocated between continuing operations and other categories of earnings, such as discontinued operations. The Company’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2012 and September 30, 2012 did not correctly present the intraperiod tax allocation of income tax expense (benefit) from continuing and discontinued operations in accordance with ASC 740.

On February 27, 2013, the Audit Committee of the Company’s Board of Directors met and determined that it concurred with management’s conclusion that the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2012 and September 30, 2012 should no longer be relied upon. In addition, the unaudited preliminary condensed consolidated statement of operations furnished in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 21, 2013 should also not be relied upon for the three month period ended December 31, 2012.

The required restatements and revisions to the presentation of comparable periods will be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 to be timely filed on March 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2013	INTERMUNE, INC.

	By:	/s/ John C. Hodgman
John C. Hodgman
Senior Vice President of Finance Administration and Chief Financial Officer